POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

John J. Haley

hereby constitute and appoint Jon F. Chait, Richard W. Pehlke and Latham Williams, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hudson Highland Group, Inc. (the “Company”) to any post-effective amendments or supplements to the Registration Statement on Form S-8 (Registration No. 333-104209), relating to the shares of common stock to be issued by the Company pursuant to the Hudson Highland Group, Inc. Long Term Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 27th day of July, 2005.

/s/ John J. Haley John J. Haley

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Jennifer Laing

hereby constitute and appoint Jon F. Chait, Richard W. Pehlke and Latham Williams, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hudson Highland Group, Inc. (the “Company”) to any post-effective amendments or supplements to the Registration Statement on Form S-8 (Registration No. 333-104209), relating to the shares of common stock to be issued by the Company pursuant to the Hudson Highland Group, Inc. Long Term Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 27th day of July, 2005.

/s/ Jennifer Laing Jennifer Laing

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Nicholas G. Moore

hereby constitute and appoint Jon F. Chait, Richard W. Pehlke and Latham Williams, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hudson Highland Group, Inc. (the “Company”) to any post-effective amendments or supplements to the Registration Statement on Form S-8 (Registration No. 333-104209), relating to the shares of common stock to be issued by the Company pursuant to the Hudson Highland Group, Inc. Long Term Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 27th day of July, 2005.

/s/ Nicholas G. Moore Nicholas G. Moore

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

David G. Offensend

hereby constitute and appoint Jon F. Chait, Richard W. Pehlke and Latham Williams, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hudson Highland Group, Inc. (the “Company”) to any post-effective amendments or supplements to the Registration Statement on Form S-8 (Registration No. 333-104209), relating to the shares of common stock to be issued by the Company pursuant to the Hudson Highland Group, Inc. Long Term Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 27th day of July, 2005.

/s/ David G. Offensend David G. Offensend

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

René Schuster

hereby constitute and appoint Jon F. Chait, Richard W. Pehlke and Latham Williams, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hudson Highland Group, Inc. (the “Company”) to any post-effective amendments or supplements to the Registration Statement on Form S-8 (Registration No. 333-104209), relating to the shares of common stock to be issued by the Company pursuant to the Hudson Highland Group, Inc. Long Term Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 27th day of July, 2005.

/s/ René Schuster René Schuster